Annual Report

June 30, 2001

T. Rowe Price
Health Sciences Portfolio

Dear Investor

The first half of 2001 was challenging for many types of investments, but particularly for higher-risk securities. Despite fairly decent fundamentals, biotechnology stocks were dragged lower by a downdraft in the Nasdaq index, which contains many newer technology-related firms. At the same time, life sciences stocks struggled, and the pharmaceuticals industry was buffeted by troubled earnings and weak new-drug pipelines. Your fund declined during this period.

  Performance Comparison

  Periods Ended 6/30/01                            6 Months
--------------------------------------------------------------------------------

  Health Sciences Portfolio                          -9.80%

  S&P 500                                             -6.70

  Lipper Health/Biotechnology
  Fund Index                                          -8.86

  The fund's -9.80% six-month return modestly trailed the -8.86% showing of the Lipper Health/Biotechnology Fund Index. These results reflect a market reversal from 2000, when pharmaceutical and biotechnology stocks rallied.

MARKET ENVIRONMENT

  The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, industry decelerated, and unemployment inched upward. The Federal Reserve tried to address these concerns with six cuts in the fed funds rate totaling 275 basis points (two-and-three- quarters percentage points). While these moves sparked gains among value-oriented stocks early in the period, they did nothing to help revive growth stocks or higher-risk market segments.

  The four main components of the health care sector behaved in unexpected and mostly negative ways in this environment. Biotechnology companies, for example, generally continued to benefit from medical discovery and growing profits. Yet biotech stocks sank in the first quarter as the Nasdaq extended its losses. In general, the Nasdaq is a barometer of investor willingness to accept risk. With the economy weakening and several high profile technology companies declaring bankruptcy, investors seemed to lose their taste for developmental-stage biotech firms. The life sciences subset of this segment was hurt most significantly by this trend. While biotech rebounded in the second quarter of the year, it was not enough to erase early losses.

  Pharmaceutical stocks are often considered defensive during economic downturns because of their steady earnings. Yet many blue chip drug stocks lost their Midas touch. Lower rates seemed to encourage investors to look toward future earnings-growth leaders, criteria that do not ordinarily favor drug stocks. In addition, challenges have emerged to erode investor confidence. One of these is a more cautious regulatory environment, in which the FDA has delayed or rejected several new drug applications. Such problems in the pipeline have weakened the earnings outlook, and some bellwether stocks, such as Merck, have already announced significant earnings shortfalls. Political uncertainty surrounding a prescription drug benefit isn't helping matters.

  The bright spots in the sector occurred among services stocks. Many of the fundamentally stronger companies in this industry continued a modest rally that began toward the end of 2000. Although long-term growth prospects remain moderate, valuations have been very weak for many years, and the stocks of some of the more attractive of these companies have recently been returning to more market-like levels. Once again, however, product and devices stocks proved spotty.

PORTFOLIO REVIEW

  The fund's losses largely stemmed from its holdings in life sciences stocks - a set of companies that are providing technologies that promote improved biotechnology discovery. The two most detrimental stocks in the portfolio were life sciences entries Waters and Applied Biosystems Group - Applera. With earnings waning and risks increasing, we significantly cut back on these and other life sciences positions and redeployed many of these assets into health care services and biotechnology.

  Biotech holdings finished the period at 42.2% of the portfolio. Performance among biotech holdings was mixed. Gilead Sciences, IDEC Pharmaceuticals, and Cephalon were among the top-five contributors to performance, while Immunex and Genentech were among the five worst contributors. In general, however, we see the companies in the portfolio continuing to benefit at a corporate level from remarkable gains in scientific understanding and discovery, and we wish to be positioned for the significant growth we anticipate in this sector over the next several years.

  Holdings in the blue chip pharmaceuticals declined, but were offset by additions of some specialty pharmaceuticals. We agree with the market's assessment that the industry bellwethers face fundamental challenges in the year ahead, and thus we reduced our position in Merck. However, we also think that some companies in the sector remain highly attractive, including Pfizer. The stock remains our top position, as we feel its future drug pipeline and related earnings growth potential are strong. A similar story explains our large position in American Home Products, which we feel has an excellent earnings profile that should endure for the next two years.

  Sector Diversification
                                                    6/30/01
  ------------------------------------------------------------------------------

  Biotechnology                                        42.2%

  Pharmaceuticals                                      28.0

  Life Sciences                                         8.0

  Products and Devices                                  6.4

  Services                                             11.2

  Reserves                                              4.2
  ------------------------------------------------------------------------------

  Total                                                 100%

  Our specialty pharmaceutical additions generally included companies involved in the development and commercialization of drugs. King Pharmaceuticals is one such company that became a top-10 holding. In our view, companies focused exclusively on the marketing of drugs do not have the same long-term growth prospects as those that involve internal drug discovery, but they deserve attention as they seem to offer significant near-term earnings growth.

  With earnings and performance in the pharmaceutical and biotech areas troubled, we built our health care services holdings to 11.2% on June 30. Chief stocks in this area included AmeriSource Health and Caremark RX - both drug distributors - as well as HCA-Healthcare. These firms are not likely to be long-term performance leaders, but they currently provide steady earnings growth and added stability to the portfolio. On the other hand, holdings in product and devices stocks totalled only 6.4% of the portfolio, as both performance and future prospects for these companies have been uninspiring.

OUTLOOK

  In large measure, 2000 was a superior year for health care stocks, and considering the inherent volatility in this sector, we have not been surprised by the recent decline. However, we feel it is temporary: the long-term trends in health care remain extremely attractive, with Americans consuming more health care and the sector developing unprecedented ways to meet that demand. Until this period of adjustment has ended, we suspect that no one segment of our investment universe will offer an across-the-board rally, and hence our results will rely on just good old-fashioned stock selection. We appreciate your confidence as we pursue the exceptional opportunities in health care.

  Respectfully submitted,

  John H. Laporte
  President

  Kris H. Jenner
  Chairman of the fund's Investment Advisory Committee

  July 24, 2001

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights
Contributions to the Change in Net Asset Value per Share
6 Months Ended 6/30/01
--------------------------------------------------------------------------------

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Gilead Sciences *                                            8(cents)

Medicines                                                    7

Cephalon *                                                   7

IDEC Pharmaceuticals *                                       6

Neurocrine Biosciences                                       6

Cubist Pharmaceuticals *                                     5

Shire Pharmaceuticals                                        4

UroCor *                                                     4

ViroPharma *                                                 4

Imclone Systems *                                            4
--------------------------------------------------------------------------------

Total                                                       55(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Waters Corporation                                         -37(cents)

Applied Biosystems Group - Applera **                       32

Immunex                                                     18

Genentech                                                   13

Pharmacia                                                   10

Merck                                                        8

Pfizer                                                       8

QLT *                                                        6

Affymetrix                                                   5

CIGNA **                                                     5
--------------------------------------------------------------------------------

Total    -142(cents)
--------------------------------------------------------------------------------

*  Position added
** Position eliminated


Portfolio Highlights
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                    Percent of
                                                    Net Assets
                                                       6/30/01
--------------------------------------------------------------------------------

Pfizer                                                     6.3%

American Home Products                                     5.2

IDEC Pharmaceuticals                                       4.2

Cephalon                                                   3.8

MedImmune                                                  3.7

Invitrogen                                                 3.6

Laboratory Corp of America                                 3.5

Allergan                                                   3.4

Pharmacia                                                  3.3

King Pharmaceuticals                                       3.2

UnitedHealth                                               3.2

Baxter                                                     2.7

NPS Pharmaceuticals                                        2.2

Eli Lilly                                                  2.1

Amgen                                                      2.0

Trimeris                                                   2.0

Waters Corporation                                         2.0

Genentech                                                  1.9

Cytyc                                                      1.8

Immunex                                                    1.7

Gilead Sciences                                            1.6

ViroPharma                                                 1.6

Neurocrine Biosciences                                     1.4

Cubist Pharmaceuticals                                     1.3

Wellpoint Health Networks                                  1.3
--------------------------------------------------------------------------------

Total                                                    69.0%
--------------------------------------------------------------------------------

Note: Table excludes reserves.

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Health Sciences Portfolio
--------------------------------------------------------------------------------

                    S&P 500                        Health Sciences
                      Index                              Portfolio

12/29/2000           10,000                                 10,000
01/31/2001           10,355                                  9,380
02/28/2001            9,411                                  8,990
03/31/2001            8,814                                  7,480
04/30/2001            9,499                                  8,450
05/31/2001            9,563                                  8,800
06/30/2001            9,330                                  9,020

Financial Highlights

T. Rowe Price Health Sciences Portfolio
Unaudited
--------------------------------------------------------------------------------

                                For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                                                    12/29/00
                                                                     Through
                                                                     6/30/01

NET ASSET VALUE
Beginning of period                                                $   10.00

Investment activities

 Net investment income (loss)                                          (0.01)
 Net realized and unrealized gain (loss)                               (0.97)

Total from investment activities                                       (0.98)

NET ASSET VALUE
End of period                                                      $    9.02
                                                                   ---------


Ratios/Supplemental Data
Total return(diamond)                                                  (9.80)%

Ratio of total expenses to average net a                                0.95%!

Ratio of net investment income (loss)
to average net assets                                                  (0.27)%!

Portfolio turnover rate                                                63.1%!

Net assets, end of period (in thousands)$                              4,232



(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized(diamond)

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Health Sciences Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands

COMMON STOCKS 95.8%

SERVICES 11.2%

Payors 4.6%

UnitedHealth                                            2,200      $     136

Wellpoint Health Networks *                               600             56

                                                                         192

Providers 1.0%

HCA-Healthcare                                            650             29

Universal Health Services *                               300             14


                                                                         43

Distribution 2.0%

AmeriSource Health (Class A)                              500             28

Bergen Brunswig (Class A)                                 800             15

Cardinal Health                                           100              7

Caremark RX *                                           1,100             18

Omnicare                                                  850             17

                                                                          85


OTHER Services 3.6%

Laboratory Corp. of America *                           1,900            146

Unilab *                                                  250              7

                                                                         153

Total Services                                                           473


PRODUCTS & DEVICES 6.5%

Implants 6.5%

Advanced Neuromodulation Systems *                      1,300             34

Align Technology *                                        200              1

ArthroCare *                                              100              3

Aspect Medical Systems *                                2,150             33

Baxter                                                  2,300            113

Cytyc *                                                 3,350             77

EPIX Medical *                                             50              1

UroCor *                                                  700             11

Total Products & Devices                                                 273


PHARMACEUTICALS 27.8%

U.S. Major - Pharmaceutical 27.8%

Allergan                                                1,700            145

American Home Products                                  3,750            219

Bristol-Myers Squibb                                      400             21

Eli Lilly                                               1,200             89


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                            In thousands


IVAX *                                                  1,200       $     47

Johnson & Johnson                                         300             15

King Pharmaceuticals *                                  2,550            137

Merck                                                     550             35

Novo Nordisk (DKK)                                        300             13

Pfizer                                                  6,650            266

Pharmacia                                               3,050            140

Shire Pharmaceuticals ADR *                               750             42

Taro Pharmaceuticals *                                    100              9

Total Pharmaceuticals                                                  1,178


BIOTECHNOLOGY 42.0%

U.S. Major - Biotechnology 28.9%

Abgenix *                                                 700             31

Alkermes *                                              1,500             53

Amgen *                                                 1,400             85

Aviron *                                                  550             31

Biogen *                                                  150              8

Cephalon *                                              2,300            162

Genentech *                                             1,450             80

Genzyme *                                                 650             40

Gilead Sciences *                                       1,200             70

Human Genome Sciences *                                   450             27

IDEC Pharmaceuticals *                                  2,600            176

Immunex *                                               4,050             72

MedImmune *                                             3,300            156

NPS Pharmaceuticals *                                   2,350             94

QLT *                                                     450              9

Sepracor *                                                750             30

Transkaryotic Therapies *                                 400             12

Trimeris *+                                             1,400             70

Trimeris *                                                300             13

Vertex Pharmaceuticals *                                  100              5

                                                                       1,224

Other Biotechnology 13.1%

Adolor *                                                  400              9

Alexion Pharmaceutical *                                  100              2

Cambridge Antibody (GBP) *                                600             17

Celltech Group (GBP) *                                  1,800             30

COR Therapeutics *                                        250              8

Cubist Pharmaceuticals *                                1,500             57

CV Therapeutics *                                         100              6

Deltagen *                                              2,700             24

Exelixis *                                              1,000             19


T. Rowe Price Health Sciences Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                       Shares          Value
--------------------------------------------------------------------------------
                                                            In thousands


Guilford Pharmaceuticals *                                600   $         20

Guilford Pharmaceuticals *+                               400             13

Imclone Systems *                                         650             34

InKine Pharmaceutical *                                   700              3

Ligand Pharmaceuticals (Class B) *                        100              1

Medarex *                                                 600             14

Medicines *                                             1,600             33

Neose Technologies *                                      600             27

Neurocrine Biosciences *                                1,500             60

OSI Pharmaceuticals *                                   1,000             53

Regeneron Pharmaceuticals *                               350             12

Serologicals *                                            700             15

Telik *                                                 1,400             14

Triangle Pharmaceuticals *                              1,000              5

Tularik *                                                 100              3

Versicor *                                                400              5

ViroPharma *                                            2,050             70

                                                                         554

Total Biotechnology                                                    1,778


LIFE SCIENCES 7.9%

Life Sciences 7.9%

Affymetrix *                                              200              4

Aurora Biosciences *                                    1,200             37

Bruker Daltonics *                                        300              5

Incyte Genomics *                                         200              5

Invitrogen *                                            2,150            154

Symyx Technologies *                                    1,850             45

Waters Corporation *                                    3,000             83

Total Life Sciences                                       333

Total Miscellaneous Common Stocks 0.4%                     18

Total Common Stocks (Cost $3,875)                                      4,053


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands


SHORT-TERM INVESTMENTS 5.4%

Money Market Funds 5.4%

T. Rowe Price Reserve Investment Fund
Fund, 4.34% # 227,860                                             $      228

Total Short-Term Investments
(Cost $228)                                                              228

Total Investments in Securities
101.2% of Net Assets (Cost $4,103)                                $    4,281
Other Assets Less Liabilities                                            (49)

NET ASSETS                                                        $    4,232
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $       (4)

Accumulated net realized gain/loss -
net of distributions                                                    (263)

Net unrealized gain (loss)                                               178

Paid-in-capital applicable to
469,061 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                        4,321

NET ASSETS                                                        $    4,232
                                                                  ----------


NET ASSET VALUE PER SHARE                                         $     9.02
                                                                  ----------


#  Seven-day yield

*  Non-income producing

+ Securities contain some restrictions as to public resale - total of such securities at year-end amounts to 0.62% of net assets.

ADR  American Depository Receipt

DKK  Danish krone

GBP  British sterling

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Health Sciences Portfolio
In thousands
--------------------------------------------------------------------------------
Unaudited

                                                                    6 Months
                                                                       Ended
                                                                     6/30/01
Investment Income (Loss)
Income
 Interest                                                           $      6
 Dividend                                                                  4

 Total income                                                             10

Expenses

 Investment management and administrativ                                  14

Net investment income (loss)                                              (4)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                  (263)
Change in net unrealized gain or loss on                                 178

Net realized and unrealized gain (loss)                                  (85)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    (89)
                                                                    --------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
In thousands
--------------------------------------------------------------------------------
Unaudited

                                                                    6 Months
                                                                       Ended
                                                                     6/30/01

Increase (Decrease) in Net Assets

Operations

 Net Investment income                                             $      (4)
 Net realized gain (loss)                                               (263)
 Change in net unrealized gain or loss                                   178

 Increase (decrease) in net assets from                                  (89)

Capital share transactions *

 Shares sold                                                           4,422
 Shares redeemed                                                        (101)

 Increase (decrease) in net assets from
 capital share transactions                                            4,321

Net Assets

Increase (decrease) during period                                      4,232

Beginning of period                                                      -

End of period                                                        $ 4,232
                                                                     -------

*Share information

 Shares sold                                                             481
 Shares redeemed                                                         (12)

 Increase (decrease) in shares outstandi                                 469



The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Health Sciences Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 2000. The fund seeks long-term capital appreciation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex- dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,036,000 and $897,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

  At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,103,000. Net unrealized gain aggregated $178,000 at period end, of which $443,000 related to appreciated investments and $265,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee. The fee, computed daily and paid monthly, is equal to 0.95% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $5,000 and are reflected as interest income in the accompanying Statement of Operations.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP596 (6/01)
K15-234 6/30/01